Filed pursuant to Rule 497(e)

Registration Nos. 333-264478; 811-23793

Nicholas Fixed Income Alternative ETF (FIAX)

listed on NYSE Arca, Inc.

January 6, 2025

Supplement to the

Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”),

each dated February 28, 2024

Effective January 1, 2025, the Fund’s investment adviser, Tidal Investments LLC (the “Adviser”) has acquired the trading team previously employed by ZEGA Financial LLC (“ZEGA”), the Fund’s sub-adviser.

In connection with this transaction, ZEGA will cease operations as a registered investment adviser and resign as a sub-adviser for the Fund. The Adviser will assume full management responsibilities for the Fund. Jay Pestrichelli, a key member of the Fund’s portfolio management team previously employed by ZEGA, will continue to serve as a portfolio manager for the Fund, now as an employee of the Adviser. There are no other portfolio manager changes for the Fund

This transaction will not result in any changes to any of the Fund’s investment objectives, principal investment strategies, or fees. The Fund will continue to be managed in accordance with its stated policies and objectives, ensuring continuity for shareholders.

All references to “ZEGA” and the “Sub-Adviser” in the Summary Prospectus, Prospectus, and SAI are hereby updated to refer to the “Adviser.”

Please retain this Supplement for future reference.